Exhibit 99.4

                        SETTLEMENT AND RELEASE AGREEMENT

         THIS SETTLEMENT AND RELEASE AGREEMENT (this "AGREEMENT") is entered into as of July 1, 2003 by and among AZTORE HOLDINGS, INC., an Arizona corporation ("AZTORE"), DYNA-CAM ENGINE CORPORATION, a Nevada corporation (the "COMPANY"), PATRICIA WILKS ("WILKS"), DENNIS PALMER ("PALMER"), CLAUDE PALMER
("CLAUDE"), AMBROSE HOPE ("HOPE"), DC ENGINES CORPORATION, a California corporation ("DC"), and PALMER HOLDINGS, LTD., a Nevada corporation ("PALMER HOLDINGS"). Wilks, Palmer, Claude, Hope, DC and Palmer Holdings are hereinafter referred to as the "PALMER PARTIES." All of the foregoing parties are referred to herein as the "PARTIES" collectively and each as a "Party" individually.

                                    RECITALS

A. The Company is a development stage company in the business of developing a gasoline powered engine.

B. Wilks, Palmer, Claude and Hope are subject to employment agreements, including contractual and common law covenants of confidentiality, non-competition, non-solicitation and non-interference, with the Company. Palmer Holdings is the largest shareholder of the Company. DC is an affiliate of Wilks, Palmer and Palmer Holdings.

C.   Aztore is an investment company and has loaned money to the Company.

D. The Company is in default on Aztore's loans and Aztore has arranged a private sale of all the assets securing the Aztore loans (the "ASSETS").

E.   The  Palmer  Parties  have an  interest  in the  buyer of the  Assets  (the
     "BUYER").

F.   The  Buyer  requires  that it  acquire  certain  rights  under  the  Palmer
     Agreements (as defined below) in connection with the acquisition of the Assets.

                                   AGREEMENTS

     NOW, THEREFORE, in consideration of the promises and mutual agreements set forth herein, the Parties, jointly and severally, and agree as follows:

     1. RELEASE. Each Party hereto for itself and on behalf of its successors and assigns, fully releases, quits and discharges each other Party and all their
officers  and  directors,   employees,   shareholders,   members,   consultants,
attorneys,  accountants,  other  professionals,  insurers,  agents and all other
entities  related  to  each  Party,   including  but  not  limited  to  assigns,
controlling corporations, subsidiaries or other affiliates (jointly the "RELATED PARTIES") from all rights, claims, demands, actions, causes of action (jointly, the "CLAIMS"), which each Party now has or may have against the other Parties or
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any of them  arising  from or  related  to the above  recited  facts;  provided, however, that "Claims" shall not include: (a) those rights and obligations arising out of this Agreement and any agreements among the Parties subsequent to the date hereof (the "REMAINING AGREEMENTS") or of the acts of each party in caring out the obligations of the Remaining Agreements; (b) any wage claims which Wilks, Palmer, Claude or Hope may have against the Company (the "WAGE CLAIMS"); and (c) all obligations of Wikls, Palmer, Claude or Hope as to
confidentiality,   non-competition,   non-solicitation,   and   non-interference
regarding the Company's Assets and operations, whether based in contract or common law ("PALMER AGREEMENTS"). The Remaining Agreements specifically include a Purchase and Settlement Agreement, of even date herewith among Aztore and certain of the Palmer Parties. Palmer, Wilks, Claude and Hope specifically release the Company and any assignee of the Palmer Agreements from any obligation except the Wage Claims with respect to their employment with the Company and acknowledge that the Company has no continuing obligation to any of them with respect to employment except the Wage Claims. The Parties acknowledge the amount due to the Wage Claims is no less than $95,000.

     2. INDEMNIFICATION.

     (a) The Palmer Parties, jointly and severally, agree to indemnify, defend and hold harmless the Company and Aztore and all their Related Parties from and against all losses, actions, damages, liabilities and expenses, including attorney's fees and costs arising from, related to or in connection with the actions and omissions of the Palmer Parties and/or their successors and assigns that occur, or with respect to omissions, fail to occur, after the date hereof or from any Claims made by any person through the Palmer Parties.

     (b) The Company agrees to indemnify, defend and hold harmless the Palmer Parties and all their Related Parties from and against all losses, actions, damages, liabilities and expenses, including attorney's fees and costs arising from, related to or in connection with the actions and omissions of the Company and/or their successors and assigns that occur, or with respect to omissions, fail to occur, after the date hereof or from any Claims made by any person through the Company.

     3. TAXES AND EXPENSES. Each Party shall bear all its own expenses, including attorneys' fees, incurred in connection with this Agreement.

     4. REPRESENTATIONS, WARRANTIES AND COVENANTS. Each represents and warrants to each other Party that:

     (a) it has full power and authority to enter into this Agreement;

     (b) it has not initiated any legal actions against any other Party with respect to the Claims, or that any such legal actions that have been commenced have been or will be promptly dismissed with prejudice; and

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     (c) it has not assigned or otherwise  transferred any Claims or Wage Claims to any third party.

     5. ADMISSION OT LIABILITY. Nothing in this Agreement shall be construed as an admission of liability by any Party, and each Party specifically denies any and all claims of liability or wrongdoing.

     6. GOVERNING LAW; VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without reference to choice of law principles. The parties agree that the state and federal courts sitting in Maricopa County, Arizona shall have sole jurisdiction and venue of any action related to this Agreement.

     7. SEVERABILITY. If any term or provision of this Agreement shall be found by a court of competent jurisdiction to be invalid, illegal or otherwise unenforceable, the same shall not effect the other terms or provisions hereof or the whole of this Agreement, but such term or provision shall be deemed modified to the extent necessary in the court's opinion to render such term or provision enforceable, and the rights and obligations of the parties shall be construed and enforced accordingly, preserving to the fullest permissible extent the intent and agreements of the parties herein set forth.

     8. NOTICE. Any notice or other communication given pursuant to this Agreement shall be in writing and shall be effective either when delivered personally to the party for whom intended, or five days following deposit of the same into the United States mail (certified mail, return receipt requested, or first class postage prepaid), addressed to such party at the address set forth on the initial page of this Agreement. Either party may designate a different address by notice to the other given in accordance herewith.

     9. CONSTRUCTION. The parties hereto hereby acknowledge and agree that each party has participated in the drafting of this Agreement and that this Agreement has been, to the extent it was felt necessary, reviewed by the respective legal counsel for the parties hereto and that the rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be applied to the interpretation of this Agreement. No inference in favor of, or against, any party will be drawn from the fact that one party has drafted any portion hereof.

     10. ADVICE OF COUNSEL. Each Party hereby acknowledges that they are entitled to and have been afforded the opportunity to consult legal counsel of their choice regarding the terms and conditions and legal effects of this Agreement, as well as the advisability and propriety thereof. Each party hereby further acknowledges that having so consulted with legal counsel of their choosing or having chosen not to consult, hereby waives any right to such legal representation or effective representation and any right to raise or rely upon the lack of representation or effective representation in any future proceedings or in connection with any future claim.

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     11.  COMPLETE  AGREEMENT;  AMENDMENT.  This Agreement sets forth the entire understanding between the parties hereto and supercedes all prior agreements, arrangements and communications, whether oral or written, with respect to the subject matter hereof. No other agreements, representations, warranties or other matters, whether oral or written, shall be deemed to bind the parties hereto with respect to the subject matter hereof. This Agreement may not be modified or amended except by the mutual written agreement of the parties.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


AZTORE HOLDINGS, INC.                        DYNA-CAM ENGINE CORPORATION

/s/ Michael S. Williams                   /s/ Jack Dahl
-----------------------------------       --------------------------------------
By:  Michael S. Williams                  By:  Jack Dahl
Its: President                            Its: President


PALMER HOLDINGS, LTD.

/s/ Patricia Wilks                        /s/ Dennis Palmer
-----------------------------------       --------------------------------------
By:  Pat Wilks                            Dennis Palmer
Its: President

/s/ Patricia Wilks                        /s/ Claude Palmer
-----------------------------------       --------------------------------------
Patricia Wilks                            Claude Palmer


                                          DC ENGINES CORPORATION

/s/ Ambrose D. Hope                       /s/ Patricia J. Wilks
-----------------------------------       --------------------------------------
Ambrose Hope                              By:  Patricia J. Wilks
                                          Its: President

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